UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
April 15, 2008
Date of Report (Date of earliest event reported)
Covad Communications Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32588	77-0461529

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
110 Rio Robles, San Jose, California 95134-1813
(Address of principal executive offices, including zip code)
(408) 952-6400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01.	Completion of Acquisition or Disposition of Assets.
     On April 15, 2008, the merger (the “Merger”) of CCGI Merger Corporation, formerly known as Blackberry Merger Corporation (“Purchaser”), a wholly-owned subsidiary of CCGI Holding Corporation, formerly known as Blackberry Holding Corporation (“Parent”), with and into Covad Communications Group, Inc. (“Covad”), was consummated in accordance with the Agreement and Plan of Merger, dated as of October 28, 2007, by and among Covad, Parent and Purchaser (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, each outstanding share of Covad common stock (“Common Stock”) was converted into the right to receive $1.02 in cash. Upon the closing of the Merger, Covad became a wholly-owned subsidiary of Parent. Parent is owned by affiliates of Platinum Equity, LLC.
     The description of the Merger contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K.
     A copy of a press release dated April 15, 2008, announcing the completion of the merger is attached hereto as Exhibit 99.1.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     In connection with the consummation of the Merger, Covad has notified The American Stock Exchange (“AMEX”) that each share of Common Stock has been converted into the right to receive $1.02, as described in Item 2.01, and has requested that AMEX halt trading in the Common Stock following the close of business on April 15, 2008 and that AMEX file with the Securities and Exchange Commission an application on Form 25 to strike the Common Stock from listing and registration thereon. AMEX has confirmed that it will cause such filing to be made.

Item 5.01.	Changes in Control of Registrant.
     Upon the closing of the Merger on April 15, 2008, a change in control of Covad occurred. Pursuant to the terms of the Merger Agreement, each outstanding share of Common Stock was converted into the right to receive $1.02 in cash and Purchaser was merged with and into Covad. With the closing of the Merger, Covad became a wholly-owned subsidiary of Parent.
     The foregoing description of the Merger Agreement (including the description of the consideration paid in connection with the Merger) is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this report and incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of October 28, 2007, by and among Covad Communications Group, Inc., Blackberry Holding Corporation and Blackberry Merger Corporation (incorporated by reference to Exhibit 2.1 of Form 8-K (File No. 001-32588) filed October 29, 2007).

99.1	Press Release dated April 15, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Covad Communications Group, Inc.
Date: April 15, 2007	By:	/s/ Doug Carlen
Doug Carlen
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of October 28, 2007, by and among Covad Communications Group, Inc., Blackberry Holding Corporation and Blackberry Merger Corporation (incorporated by reference to Exhibit 2.1 of Form 8-K (File No. 001-32588) filed October 29, 2007).

99.1	Press Release dated April 15, 2008.